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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 10, 1999



                            GARY PLAYER DIRECT, INC.
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        (Exact Name of Small Business Issuer as Specified in Its Charter)




        Delaware                         033-07811NY           93-0943925
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  State or Other Jurisdiction            Commission           IRS Employer
of Incorporation or Organization         File Number       Identification No.

710 Aerovista, Suite B, San Luis Obispo, CA                     93401
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   Address of Principal Executive Offices                     Zip Code




        Registrant's telephone number, including area code: (805)783-1011
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           ----------------------------------------------------------
           Former name or former address, if changed since last report


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Item 4.  Changes in Registrant's Certifying Accountant.

         As disclosed in the Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the "Commission") on November 3, 1999, Gary Player Direct, Inc. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as the Company's new independent auditors. The Company's Board of Directors approved the engagement of such auditors on October 28, 1999 as well as the termination of the engagement of the Company's former accountant, Scheifley & Associates, P.C. ("Scheifley"). Scheifley no longer serves as the Company's auditor since the Company's filing of its Quarterly Report on Form 10-QSB for the quarter ended December 31, 1998, which quarterly report was filed with the Commission on November 9, 1999.

         Scheifley's reports on the Company's financial statements for the fiscal years ended September 30, 1997 and September 30, 1998 did not contain an adverse opinion or a disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended September 30, 1998 indicated substantial doubt about the Company's ability to continue as a going concern.

         During the Company's fiscal year ended September 30, 1997 and September 30, 1998 and the subsequent period through the filing of the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1998, there were no disagreements between the Company and Scheifley on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreement, if resolved or not resolved to the satisfaction of Scheifley would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company also did not experience any of the events listed in paragraph (a)(1)(v)(A) through (D) of Item 304 of Regulation S-B, which events are defined as "reportable events", during the Company's two most recent fiscal years and the subsequent interim period to December 9, 1999.

         Grant Thornton was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice provided that Grant Thornton concluded was an important factor considered by the Company in reaching its decision as to any accounting,



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auditing or financial reporting issue. Nor did the Company consult with Grant
Thornton regarding any disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-B) or any reportable event (as described in paragraph
(a)(1)(v) of Item 304 of Regulation S-B).

Item 7.  Financial Statements

         (c)  Exhibits.

              16.1 Letter from Scheifley & Associates, P.C.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                GARY PLAYER DIRECT, INC.


                                By: /s/ Carl Casareto
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                                    Carl Casareto, Executive Vice President and
                                    Treasurer (Principal Financial Officer)


Date:  December 9, 1999




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